Exhibit 99.1

InvestorPresentation Stephens Bank CEO Forum September 24, 2019

ForwardLookingStatements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and South State Corporation (“South State”). Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) increased expenses, loss of revenues, and increased regulatory scrutiny associated with our total assets having exceeded $10.0 billion; (3) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (4) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (5) potential deterioration in real estate values; (6) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the Tax Cuts and Jobs Act) and the resulting impact, including as a result of compression to net interest margin; (7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity; (9) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the recently enacted Tax Cuts and Jobs Act, the Consumer Financial Protection Bureau rules and regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (15) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (16) reputation risk that adversely affects earnings or capital arising from negative public opinion; (17) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (18) cybersecurity risk related to the dependence of South State on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (19) greater than expected noninterest expenses; (20) noninterest income risk resulting from the effect of regulations that prohibit financial institutions from charging consumer fees for paying overdrafts on ATM and one-time debit card transactions, unless the consumer consents or opts-in to the overdraft service for those types of transactions; (21) excessive loan losses; (22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, and potential difficulties in maintaining relationships with key personnel; (24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; (26) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; and (27) other risks and uncertainties disclosed in South State’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

South State Corporation: SSB Richmond Raleigh Greenville Charlotte Columbia Wilmington Atlanta Myrtle Beach Augusta Charleston Savannah Recent/Announced Closure New Branch 3

How We Operate the Company Growth Profitability Soundness 4

2Q 19 Highlights GAAP Adjusted* Net Income $41.46 $49.40 (millions) EPS $1.17 $1.40 Return on Average Assets 1.08% 1.28% Return on Average Tangible Equity 13.38 15.79 Efficiency Ratio 66.87 59.78 5 *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses, FHLB prepayment expense and pension plan termination costs.

Longer-term Targets 8 - 9% 30 - 35% 6 ROTCE 16 - 18% Loan Growth 5 - 10% Expense Growth 0 - 3% Efficiency Ratio 56 - 57% Capital TCE / TADividend Payout Range

Soundness

Capital Adequacy 13.1% 12.6% Tangible Common Equity / Tangible Assets Leverage Ratio CET1 Ratio Tier 1 Capital Ratio Total RBC Ratio SSB (6/30/19) 8 11.6% 10.0% 9.0%

Asset Quality NPLs / Loans(1) NPAs / Assets(2) 0.63% 1.02% 0.26% 0.23% 0.23% 2014 2015 2016 2017 2018 2Q 19 2014 2015 2016 2017 2018 2Q 19 ALLL / NPLs(3) NCOs / Average Loans(4) 343.4% 340.9% 0.16% 2014 2015 2016 2017 2018 2Q 19 2014 2015 2016 2017 2018 2Q 19 1) NPLs / Loans includes Acquired and Non-Acquired 2) NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. 3) ALLL / NPLs include Non-acquired only. 4) NCOs / Average Loans include Non-acquired only. 9 0.09% 0.06% 0.04%0.04% 0.02% 293.0% 250.7% 181.8% 121.1% 0.63% 0.43% 0.25%0.28%0.26% 0.38% 0.29%

CRE Concentration 2Q 19 % Regulatory Balance Guideline Balance ofRBC* % of RBC* CRE $3.4 227% $4.5 300% Construction $1.0 65% $1.5 100% Land & Development 10 Dollars in billions * Concentration limits calculated based upon bank level total Risk Based Capital (RBC). $1.6 Billion in CRE Lending Capacity

2Q 19Funding Interest Bearing Savings $1,340 Non-Interest Bearing DDA $3,256 Money Market $2,763 Other Borrowings $1,118 Time Deposits $1,735 11 Dollars in millions

Profitability

Earnings Per Diluted Share $5.50 $4.31 $4.18 $4.11 2015 2016 2017 2018 YTD 2019 EPS Adjusted* EPS (Non-GAAP) 13 * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses, deferred tax asset revaluation, and FDIC loss share early termination. $4.85$4.86 $2.66 $4.55 $2.93 $2.42

Net InterestMargin $129.6 $128.3 $126.4 $127.2 $123.3 $118.0 $116.5 $115.9 $115.6 $114.1 4.14% 4.04% 3.98% 3.92% 3.82% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Net Interest Margin NII - Excluding Accretion Net Interest Income 14 Dollars in millions

Revenue Composition Other 12% Trust & Investment Services 22% Noninterest Income $67.4 Million Deposit Accounts 54% Mortgage Banking 12% 2014 20152016 2017 2018 YTD 2019 Noninterest Income Net Interest Income 15 Excludes Securities Gains/Losses. 25% 26% 28% 25% 22% 21% 78% 79% 75% 74% 75% 72%

Efficiency Ratio 66.9% 2Q 18 3Q 18 4Q 18 1Q 19 2Q 19 Efficiency Ratio Adjusted* Efficiency Ratio 16 * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. 65.6% 59.8% 62.3%63.2% 62.5% 57.3% 59.5%59.4% 59.4%

Common Stock Dividends $1.38 $1.32 2013 2014 2015 2016 2017 2018 YTD 2019 3Q 19 Dividend Declared* Dividend per Common Share 17 CAGR Calculated based on 1Q 13 dividend of $0.18 to 2Q 19 dividend of $0.40. * 3Q 19 dividend of $0.43 declared 7/25/2019 with a record date of 8/9/19 and paid on 8/16/19. $1.21 $1.21 $0.43 $0.98 $0.82 $0.74 $0.40 $0.38

Tangible Book Value + Cumulative Dividends $ 60.00 50.00 40.00 30.00 20.00 $14.43 $12.38 10.00 - 2005 2006 2007 2008 2009 2010 TBV 2011 2012 2013 2014 2015 2016 2017 2018 2Q19 Cumulative Dividend 18 Cumulative Dividends begin January 1, 2006. $49.82 $47.49 $31.89 $23.49 15 year increase of 303%

Growth

Market Demographics Population Growth 2019 - 2024 MSA Branches Myrtle Beach 10 2.7x Charleston 24 Hilton Head 9 Raleigh 1 Charlotte 22 Wilmington 4 Greenville 14 Savannah 7 Columbia 9 National Average 3.56% Augusta 12 Nation Richmond 8 Nation 20 Source: S&P Global Market Intelligence. 2.3 2.3 2.3 2.0 2.0 1.7x 1.7 1.6 1.3 Growth >2x 1.2Growth 1-2x 71% of Branch Footprint in High Growth Markets

SSBFootprint MarketShare Rank 1 Institution Wells Fargo & Co. Deposits $ 38.4 Market Share 19.3% BB&T Corp. 2 3 37.9 27.4 19.1 13.8 Bank of America Corp. First Citizens BancShares Inc. 4 12.8 6.4 6 United Community Banks, Inc. 4.9 2.5 7 Toronto-Dominion Bank 4.9 2.5 8 Synovus Financial Corp. 4.6 2.3 9 Fifth Third Bancorp 3.3 1.7 10 PNC Financial Services Group Inc. 3.2 1.6 Source: S&P Global Market Intelligence. Deposit Data as of 6/30/19. Money Center and Super Regional branch deposits are capped at $1 Billion. Deposit data pro forma for any announced transactions. Dollars in billions 21 5South State Corp.11.96.0

# Selected Markets

### Charleston

| | Branches | Deposits | Share |
|---|---|---|---|
| 1 Wells Fargo & Co. (CA) | 24 | $ 3,335 | 22.7% |
| 2 Bank of America Corp. (NC) | 15 | 2,302 | 15.7 |
| **3 South State Corporation (SC)** | **22** | **1,889** | **12.9** |
| 4 BB&T Corp. (NC) | 22 | 1,503 | 10.3 |
| 5 First Citizens BancShares Inc. (NC) | 16 | 962 | 6.6 |
| 6 Carolina Financial Corp. (SC) | 8 | 732 | 5.0 |
| 7 Synovus Financial Corp. (GA) | 9 | 646 | 4.4 |
| 8 Pinnacle Financial Partners (TN) | 11 | 600 | 4.1 |
| 9 Southern First Bancshares Inc. (SC) | 3 | 430 | 2.9 |
| 10 Toronto-Dominion Bank | 6 | 390 | 2.7 |

### Charlotte

| | Branches | Deposits | Share |
|---|---|---|---|
| 1 Wells Fargo & Co. (CA) | 80 | $ 9,984 | 23.4% |
| 2 Bank of America Corp. (NC) | 91 | 8,630 | 20.2 |
| 3 BB&T Corp. (NC) | 60 | 8,089 | 18.9 |
| 4 Fifth Third Bancorp (OH) | 37 | 3,303 | 7.7 |
| 5 First Citizens BancShares Inc. (NC) | 45 | 2,700 | 6.3 |
| **6 South State Corporation (SC)** | **21** | **1,629** | **3.8** |
| 7 Pinnacle Financial Partners (TN) | 9 | 888 | 2.1 |
| 8 F.N.B. Corp. (PA) | 14 | 866 | 2.0 |
| 9 First Horizon National Corp. (TN) | 14 | 833 | 2.0 |
| 10 PNC Financial Services Group (PA) | 18 | 742 | 1.7 |

### Greenville

| | Branches | Deposits | Share |
|---|---|---|---|
| 1 BB&T Corp. (NC) | 38 | $ 2,971 | 17.0% |
| 2 Wells Fargo & Co. (CA) | 23 | 2,769 | 15.9 |
| 3 Bank of America Corp. (NC) | 17 | 2,576 | 14.8 |
| 4 Toronto-Dominion Bank | 18 | 1,669 | 9.6 |
| **5 South State Corporation (SC)** | **14** | **1,089** | **6.2** |
| 6 First Citizens BancShares Inc. (NC) | 21 | 974 | 5.6 |
| 7 Southern First Bancshares Inc (SC) | 4 | 913 | 5.2 |
| 8 United Community Banks Inc. (GA) | 16 | 847 | 4.9 |
| 9 Travelers Rest Bancshares Inc. (SC) | 10 | 693 | 4.0 |
| 10 GrandSouth Bancorp. (SC) | 4 | 599 | 3.4 |

### Richmond

| | Branches | Deposits | Share |
|---|---|---|---|
| 1 BB&T Corp. (NC) | 71 | $ 6,881 | 26.1% |
| 2 Wells Fargo & Co. (CA) | 56 | 5,810 | 22.1 |
| 3 Atlantic Union Bankshares Corp. (VA) | 30 | 3,447 | 13.1 |
| 4 Bank of America Corp. (NC) | 22 | 3,046 | 11.6 |
| 5 TowneBank (VA) | 9 | 1,102 | 4.2 |
| 6 Capital One Financial Corp. (VA) | 1 | 1,000 | 3.8 |
| 7 C&F Financial Corp. (VA) | 15 | 852 | 3.2 |
| 8 Community Bankers Trust Corp. (VA) | 12 | 681 | 2.6 |
| 9 Southern National Bancorp of Virginia, Inc. (VA) | 12 | 572 | 2.2 |
| **12 South State Corporation (SC)** | **7** | **425** | **1.6** |

Source: S&P Global Market Intelligence. MSA Deposit Data as of 6/30/19. Money Center and Super Regional branch deposits are capped at $1 Billion.
Deposit data pro forma for any announced transactions.
Dollars in millions

22

SOUTH STATE

BBT / STI Branch Overlap South State 23 Source: S&P Global Market Intelligence as of 12/31/2018. Percentage overlap of BBT / STI branches within a 2 mile radius of each other. Savannah 86% Charleston 70% Greenville 79% Charlotte 50% Raleigh 59% Richmond 63%

Economic Highlights Richmond Raleigh Greenville Charlotte Columbia Wilmington Atlanta Myrtle Beach Augusta Charleston Savannah 24

Appendix

Appendix Contents Share Repurchase Activity 27 Average Interest Earning Assets 28 Accretable Yield 29 Loan Portfolio 30 – 33 Investment Portfolio 34 Deposits 35 Lines of Business 36 – 38 26

Share Repurchase Activity • $66.58 per share average • $73.13 per share average • $75.08 per share average • $72.32 per share average 27 1Q19 •500,000 shares •$33.3 million 2Q19 •641,200 shares •$46.9 million 3Q19 •858,800 shares purchased through 9/6/2019 •$64.4 million 2019 Total •2,000,000 shares •$144.6 million 2019 - Forward•1,000,000 shares remain under current plan

Average Interest Earning Assets % of Earning Assets 1.9% % of Earning Assets 4.5% Assets Short-Term Investments 1Q 19 2Q 19 Change $ 249 $ 602 $ 353 Investment Securities 11.9 1,515 12.1 1,621 106 Loans – Acquired 23.0 2,947 20.1 2,695 (252) Loans – Non-acquired 63.1 8,076 63.1 8,463 387 Loans 86.1 $ 11,023 83.2 $ 11,158 $ 135 Loans Held for Sale 0.1 19 0.2 34 15 Total Interest Earning Assets $ 12,806 $ 13,415 $ 609 28 Dollars in millions Quarterly Averages

Accretable Yield 20% 15% 10% 6.1% 5% 2Q15 4Q15 2Q16 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 Accretion / Total Interest Income Contractual Interest $ 7.1 27.7 Total Yield* 12.02% 5.48 6.54% Total Income $13.0 30.9 Contractual Yield* 5.76% 4.85 5.01% Income Statement Accretion $5.9 3.2 Acquired Credit Impaired Acquired NonCredit Impaired Total 2Q 19 $34.8 $9.1 $43.9 Acquired Credit Impaired Acquired NonCredit Impaired Total $ 7.1 29.9 $5.9 3.2 $13.0 33.1 5.35% 4.83 4.92% 11.20% 5.42 6.34% 1Q 19 $37.0 $9.1 $46.1 29 Dollars in millions * Yields Annualized 18.4% 12.5% 10.3% 6.4%

AcquiredLoanPortfolio As of June 30, 2019 Carrying Value $419.9 2,180.3 Accretable Yield / Disc Acquired Loans UPB $473.7 2,207.1 Discount Credit Impaired Non-Credit Impaired Total ($53.8) (26.8) $100.6 26.8 (A) (B) $ 2,680.8 ($80.6) $ 2,600.2 $127.4 (A) Represents total loan discount made up of $13.2 million credit mark ($18.1 million total non-accretable difference less $4.9 million interest portion of non-accretable difference) and a non-credit discount of $40.6 million (B) Represents cash flows of principal totaling $40.6 million and interest totaling $60.0 million that are expected to be received in future periods and will be recognized as interest income 30 Dollars in millions

Loan PortfolioMix $11,221 $11,013 $10,619 2014 2015 2016 2017 2018 2Q 19 Non Acquired Acquired* 31 Dollars in millions *Acquired loans are net of discounts. $2,600 $3,080 $6,680 $4,127 $8,621 $7,933 $6,004 $5,716 $1,439 $6,492 $1,783 $2,248 $5,241 $4,221 $3,468

2Q 19Loan Characteristics Floaters $2,347 21% Fixed $6,215 56% Hybrid ARMs $2,515 22% Adjustable $94 1% 32 Dollars in millions Excludes Non-Accrual loans Maturity or Repricing <1 year 29% 1 - 5 years 35 5+ years 36 Overall Weighted Average Life of 3-4 Years

2Q 19 Loans Loans by State (Billions) Loans by Type VA $0.6 NC $2.0 GA $2.2 Other $0.4 Commercial 32.8% Consumer 37.3% mercial Real Estate 29.9% SC $6.0 33 Average Loan Size $12390,26315 Top 25 7.32% of Total loans Non-acquired Charge-offs 0.02% NPAs/Assets 0.26% Non-acquired Loan Growth 3% Annualized Asset Quality Relationship Driven Organic Growth

2Q 19 Investment Portfolio Composition State & Municipal AFS Fixed Income Portfolio (AFS & HTM) Agency Mortgage-Backed Securities 70% Tax Equivalent Yield Weighted Average Life Effective Duration 2.8% 4.2 years 3.8 Total Carrying Value $1.7 Billion SBA U.S. Agency/GSE Debentures 5% 34 Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FHLB stock or investment in unconsolidated subsidiaries.

2Q 19 Transaction Deposits Dollar Balance (billions) # of Accounts Non-interest Checking Interest Checking Card Transactions 35 Annual ~109 million DDA & Loan New Accounts ~9% Digital Mobile App ~200,000 users Online Banking ~271,000 users Avg. Balance $12,900 Avg. Age 10 Years Debit Consumer Digital Banking Relationship Based $3.3 $2.7 276,000 186,000

Wealth Assets Under Management or Care (millions) Noninterest Income (thousands) 2014 2014 2015 2015 2016 2016 2017 2017 $5,511 $25,401 2018 2018 ,943 $30,229 YTD 2019 2Q 19 $5,340 36 $18,344 $20,117 $19,764 $14,989 $3,828 $3,933 $4,170 $4

Mortgage Banking Production (millions) Noninterest Income (thousands) 2014 2014 $16,170 2015 $1,379 2015 $21,761 2016 2016 404 $20,547 2017 2017 $1,577 $17,954 2018 2018 $1,514 YTD 2019 YTD 2019 37 $13,590 $7,692 $1,195 $1, $769

BranchNetwork Total Branches Acquired De Novo 12/31/2009 48 201 1 (94) Consolidated or sold Total Branches 6/30/2019 Branches closed in 3Q 2019 Branch total as of 8/31/2019 157 (1) 156 Average deposits 6/30/2009 6/30/2019 per branch $ 46 76 38 Dollars in millions Average deposits per branch based on total deposits and branch count per company filings.

AnalystCoverage Janney Montgomery Scott Keefe, Bruyette & Woods Sandler O’Neill Stephens SunTrust Robinson Humphrey 39

InvestorContacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President Chief Financial Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions 520 Gervais Street Columbia, South Carolina 29201 (800) 277-2175 www.SouthStateBank.com 40

[LOGO]